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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 15, 1998 included in this registration statement and to all references to our Firm included in this registration statement.


                                        Arthur Andersen LLP


New Orleans, Louisiana
November 2, 1998
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated April 15, 1998 included in this registration statement of Amedisys, Inc. on Form S-1.


                                        Hannis T. Bourgeios & Co., LLP


Baton Rouge, Louisiana
November 2, 1998